Subsequent Events	9 Months Ended
Mar. 31, 2022
Subsequent Events
Subsequent Events
15.	Subsequent Events

On April 12, 2022, the Company granted 100,000 options to a consultant with an exercise price of $9.40 for a period of 5 year. One quarter of the options vested at grant, one quarter will vest three months from grant date, one quarter will vest six months from grant date and one quarter will vest nine months from grant date.

On April 25, 2022, the Company issued 400,000 common shares for the acquisition of property (See Note 3).

On April 28, 2022, the Company issued 100,000 common shares for the exercise of stock options for gross proceeds of $81,000.

On May 12, 2022, the Company announced an equity investment of approximately US $2.5 million as part of a US $10 million strategic round into Aqualung Carbon Capture AS, a leader in carbon capture technology. The company received 179,175 common shares of Aqualung from the investment.